UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities
Exchange Act of 1934 (Amendment No. ___)

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ACACIA RESEARCH CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 1, 2017

Dear Stockholder:

You are cordially invited to attend Acacia Research Corporation’s 2017 Annual Meeting of Stockholders to be held on Tuesday, June 6, 2017. The meeting will be held at our offices located at 520 Newport Center Drive, 12th Floor, in Newport Beach, California, beginning at 2:00 p.m., local time. The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describes the formal business to be conducted at the meeting, are attached to this letter and are also available at http://proxymaterial.acaciaresearch.com. I urge you to read the Notice of Annual Meeting and Proxy Statement carefully.
At this year’s meeting, stockholders are being asked to:

(1)
elect two Class II directors to serve on our Board of Directors for a term of three years expiring upon the 2020 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

(2)	ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

(3)	approve, by advisory vote, the compensation of our named executive officers as set forth in this proxy statement;

(4)	recommend, by advisory vote, the frequency of future advisory votes on the compensation of our named executive officers;

(5)	approve the adoption of our Tax Benefits Preservation Plan; and

(6)	transact such other business as may properly come before the meeting.
Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope. Returning your completed proxy will ensure your representation at the meeting. If you decide to attend the meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.
We look forward to seeing you on June 6, 2017.

Sincerely,

Robert B. Stewart, Jr.
President

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ACACIA RESEARCH CORPORATION
520 Newport Center Drive
Newport Beach, California 92660
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 6, 2017
TO OUR STOCKHOLDERS:
NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Acacia Research Corporation will be held on Thursday, June 6, 2017, at 2:00 p.m., local time, at our offices located at 520 Newport Center Drive, 12th Floor, Newport Beach, California 92660, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice of Annual Meeting:

1.
To elect two Class II directors to serve on our Board of Directors for a term of three years expiring upon the 2020 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

3.	To approve, by advisory vote, the compensation of our named executive officers;

4.	To recommend by advisory vote the frequency of future advisory votes on the compensation of our named executive officers;

5.	To approve the adoption of our Tax Benefits Preservation Plan; and

6.	To transact such other business as may properly come before the Annual Meeting or at any postponement or adjournment thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 6, 2017: The Proxy Statement, proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2016 are available at http://proxymaterial.acaciaresearch.com.

Only stockholders of record at the close of business on April 10, 2017 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

Sincerely,

Edward J. Treska
Executive Vice President, General Counsel and Corporate Secretary

Newport Beach, California
May 1, 2017

All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to submit your proxy or voting instruction card as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. Any stockholder attending the Annual Meeting may vote in person even if he, she or it previously returned a proxy or voting instructions.

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ACACIA RESEARCH CORPORATION
520 Newport Center Drive
Newport Beach, California 92660
_______________________________
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 6, 2017
_______________________________
General

The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Acacia Research Corporation for use at our 2017 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, June 6, 2017, at 2:00 p.m., local time, and at any adjournment or postponement thereof. The Annual Meeting will be held at our offices located at 520 Newport Center Drive, 12th Floor, Newport Beach, California 92660. Only stockholders of record at the close of business on April 10, 2017 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. These proxy solicitation materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, including audited financial statements, were mailed on or about May 5, 2017 to all stockholders entitled to receive notice of and to vote at the Annual Meeting. In addition, these proxy solicitation materials, our Annual Report on Form 10-K and directions to attend the Annual Meeting, where you may vote in person, are available at http://proxymaterial.acaciaresearch.com.
Questions and Answers
The following are some commonly asked questions raised by our stockholders and answers to each of those questions.

1.	What may I vote on at the Annual Meeting?
At the Annual Meeting, stockholders will consider and vote upon the following matters:

•
Proposal No. 1: The election of two Class II directors to serve on our Board for a term of three years expiring upon the 2020 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

•	Proposal No. 2: The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

•	Proposal No. 3: The compensation of our named executive officers as disclosed in this proxy statement;

•	Proposal No. 4: The frequency of future advisory votes on the compensation of our named executive officers;

•	Proposal No. 5: The approval of our Tax Benefits Preservation Plan.

Stockholders may also be asked to consider and vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

2.	How does the board of directors recommend that I vote on the proposals?
Our Board recommends that our stock holders vote “FOR” each of Proposal Nos. 1, 2, 3 and 5 and vote "EVERY YEAR" for Proposal No. 4.
3.    How can I vote my shares in person at the Annual Meeting?
Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to vote in person, please bring proof of identification. Even if you plan to attend the Annual Meeting, we recommend that you submit a proxy with respect to the voting of your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Shares held in street name through a brokerage account or by a broker, bank, or other nominee may be voted in person by you only if you obtain a valid proxy from your broker, bank, or other nominee giving you the right to vote the shares.

4.    How can I vote my shares without attending the Annual Meeting?
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may vote by proxy or submit a voting instruction form without attending the Annual Meeting. If you hold your shares directly as the stockholder of record, you may submit your proxy by completing and mailing your proxy card. If you hold your shares beneficially in street name, please refer to the voting materials delivered to you by your broker, bank or other nominee for details.

5.	Can I change my vote or revoke my proxy?
If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before the Annual Meeting by: (1) notifying our Secretary in writing; (2) voting in person at the Annual Meeting; or (3) returning a later-dated proxy card. If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee.
6.    Who will count the vote?
A representative of Computershare Trust Company, N.A, will count the votes and act as the inspector of election.

7.	What does it mean if I get more than one proxy card or voting instruction form?
If your shares are registered differently and are in more than one account, you will receive more than one proxy card or voting instruction form. Sign and return all proxy cards or voting instruction forms to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Computershare Trust Company, N.A, or if your shares are held in “street name,” by contacting the broker, bank or other nominee holding your shares.

8.	Who is entitled to vote at the Annual Meeting?
Only holders of record of our common stock as of the close of business on April 10, 2017, (the "Record Date"), are entitled to receive notice of and to vote at the Annual Meeting.

9.	How many shares am I entitled to vote?
You may vote all of the shares owned by you as of the close of business on the Record Date, and you are entitled to cast one vote per share of common stock held by you on the Record Date. These shares include shares that are held of record directly in your name, and held for you as the beneficial owner through a stockbroker, bank, or other nominee.
10.    How many votes may be cast?
As of the Record Date, 51,132,644 shares of our common stock were issued and outstanding. Each outstanding share of our common stock as of the Record Date will be entitled to one vote on all matters brought before the Annual Meeting.
11.    What is a “quorum” at the Annual Meeting?
The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock issued and outstanding as of the close of business on the Record Date will constitute a “quorum.” Votes cast by proxy or voting instruction card or in person at the Annual Meeting will be tabulated by the Inspector of Elections appointed for the Annual Meeting who will determine whether or not a quorum is present. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present.
12.    What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most of our stockholders hold their shares beneficially through a broker, bank, or other nominee rather than directly in their own name. There are some distinctions between shares held of record and shares owned beneficially, specifically:

•
Shares held of record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

•
Shares owned beneficially. If your shares are held in a stock brokerage account or by a broker, bank, or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank, or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account, and you are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request and receive a valid proxy from your broker, bank, or other nominee. Please refer to the voting instructions you received from your broker, bank, or other nominee for instructions on the voting methods they offer.

13.	What happens if I abstain?

When an eligible voter attends the Annual Meeting but decides not to vote, his, her or its decision not to vote is called an “abstention.” Properly executed proxy or voting instruction cards that are marked “abstain” or “withhold authority” on any proposal will be treated as abstentions for that proposal. We will treat abstentions as follows:

•
abstention shares will be treated as not voting for purposes of determining the outcome on any proposal for which the minimum vote required for approval of the proposal is a plurality, majority or some other percentage of the votes actually cast, and thus will have no effect on the outcome; and

•
abstention shares will have the same effect as votes “against” a proposal if the minimum vote required for approval of the proposal is a majority or some other percentage of (i) the shares present and entitled to vote, or (ii) all shares outstanding and entitled to vote.

14.    How do you treat “broker non-votes”?
Broker non-votes occur when shares held by a broker, bank or other nominee in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker, bank or other nominee (i) does not receive voting instructions from the beneficial owner, and (ii) lacks discretionary authority to vote the shares with respect to a particular proposal.
A broker is entitled to vote shares held for a beneficial owner on “routine” matters, such as the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017, without instructions from the beneficial owner of those shares. However, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters, such as the election of directors, the advisory vote on the compensation of our named executive officers, the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers, and the approval of the adoption of our Tax Benefits Preservation Plan. Broker non-votes are counted for purposes of determining whether or not a quorum exists for the transaction of business, but will not affect the outcome of the voting on a proposal the passage of which requires the affirmative vote of a plurality, majority or some other percentage of (i) the votes cast or (ii) the votes present or represented by proxy and entitled to vote on that proposal at the Annual Meeting. Broker non-votes will have the same effect as a vote against a proposal the passage of which requires an affirmative vote of the holders of a majority or some other percentage of the outstanding shares entitled to vote on such proposal. Thus, if you do not give your broker specific voting instructions, your shares will not be voted on the “non-routine” matters described above and will not be counted in determining the number of shares necessary for approval.

15.	What vote is required to approve each proposal?
Election of Directors: Proposal No. 1. In an uncontested election of directors, such as this election, each nominee for Class II director must be elected by the affirmative vote of a majority of the votes cast with respect to such director by the shares of common stock present in person or represented by proxy and entitled to vote. A “majority of votes cast” means that the number of votes “FOR” a director nominee must exceed the number of votes “AGAINST” that director nominee. If you are present at the Annual Meeting but do not vote for a particular nominee, or if you have given a proxy or voting instruction card and properly withheld authority to vote for a nominee, the shares withheld or not voted will not be counted as votes cast on such matter, although they will be counted for purposes of determining whether there was a quorum. Broker non-votes will not be taken into account in determining the election of directors.
Ratification of Independent Registered Public Accounting Firm: Proposal No. 2. The approval of Proposal No. 2, ratifying the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017, requires the affirmative vote of a majority of the outstanding shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. Because the ratification of the independent registered public accounting firm is a discretionary matter, broker non-votes will likely not result for this proposal. Abstentions will have the same effect as votes against this proposal.
Advisory Vote on the Compensation of Our Named Executive Officers: Proposal No. 3. The approval of Proposal No. 3, regarding the compensation of our named executive officers, requires the affirmative vote of a majority of the outstanding shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.
Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers: Proposal No. 4. The frequency (every year, every two years or every three years) that receives the highest number of votes cast will be considered the frequency recommended by our stockholders. Abstentions and broker non-votes will have no effect on this proposal.
Approval of Our Tax Benefits Preservation Plan: Proposal No. 5. The approval of Proposal No. 5, regarding our Tax Benefits Preservation Plan, requires the affirmative vote of a majority of the outstanding shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on this proposal.

16.	How will voting on any other business be conducted?
Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to the proxy holders, Clayton J. Haynes and Edward J. Treska, to vote on such matters at their discretion.

17.	Who are the largest principal stockholders?
For information regarding holders of more than 5% of the outstanding shares of our common stock, see “Security Ownership of Certain Beneficial Owners and Management” beginning on page 24 of this Proxy Statement.

18.	Who will bear the cost of this solicitation?
We will bear the entire cost of this solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxies and proxy solicitation materials to our stockholders. Proxies may also be solicited in person, by telephone, or by facsimile by our directors, officers and employees without additional compensation. We have retained Georgeson, Inc., a proxy solicitation firm, to perform various solicitation services. We will pay Georgeson, Inc. a fee of [$6,500] plus phone and other related expenses, in connection with their solicitation services.
19.    Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K that we expect to file with the SEC within four business days of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose preliminary voting results and, within four business days after the final results are known, we will file an additional Form 8-K with the SEC to disclose the final voting results.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
PROPOSAL NO. 1:
ELECTION OF DIRECTORS
General
Our Amended and Restated Bylaws, as amended, provide that the number of directors shall be set by our Board, but in any case shall not be less than five and not more than nine. Our Board has set the current number of directors at six. Our Board is divided into three classes, with each class being as nearly equal in number of directors as possible. The term of a class expires, and their successors are elected for a term of three years, at each annual meeting of our stockholders.
The Board, on the recommendation of the Nominating and Governance Committee, has nominated Edward W. Frykman and William S. Anderson for election at the Annual Meeting to serve as the Class II directors for a term of office expiring at our 2020 Annual Meeting of Stockholders. Mr. Frykman and Mr. Anderson have agreed to serve on the Board if elected, and management has no reason to believe that either of Mr. Frykman or Mr. Anderson will be unavailable for service. If either Mr. Frykman or Mr. Anderson are unable or decline to serve as directors at the time of the Annual Meeting, the proxies will be voted for such other nominees as may be designated by the present Board.
Majority Vote Standard
Our Bylaws require that each director be elected by the affirmative vote of a majority of the votes cast with respect to such director in uncontested elections such as this one (the number of shares cast “for” a nominee’s election exceeds the number of votes cast “against” that nominee). In a contested election, the standard for election of directors would be the affirmative vote of a plurality of the votes cast. A contested election is one in which the Board has determined that the number of nominees exceeds the number of directors to be elected at the meeting.
In accordance with our Bylaws, a nominee who does not receive the affirmative vote of a majority of the votes cast shall tender a written offer to resign to the Board within five business days of the certification of the stockholder vote. The Nominating and Governance Committee shall promptly consider the resignation offer and recommend to the full Board whether to accept the resignation. The Board will act on the Nominating and Governance Committee’s recommendation within 90 calendar days following certification of the stockholder vote. Thereafter, the Board will promptly disclose its decision whether to accept the director’s resignation offer and the reasons for rejecting the resignation offer, if applicable, in a current report on Form 8-K to be filed with the SEC within four business days of the Board’s determination. Any director who tenders his or her resignation pursuant to this provision shall not participate in the Nominating and Governance Committee recommendation or Board action regarding whether to accept the resignation offer.
Required Vote
If a quorum is present and voting, each nominee for Class II director for whom the number of shares cast “for” such nominee’s election exceeds the number of votes cast “against” that nominee will be elected to the Board. Shares withheld or not voted will not be counted as votes cast, although they will be counted for purposes of determining whether there was a quorum. Broker non-votes will not be taken into account in determining the election of directors.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” EACH OF THE CLASS II NOMINEES NAMED HEREIN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

The following table sets forth information as to the persons who serve as our directors.

Name	Age	Director Since	Positions with the Company
William S. Anderson+^	58	2007	Director
Fred A. de Boom*+^	81	1995	Director
Edward W. Frykman*+^	80	1996	Director
G. Louis Graziadio, III	67	2002	Executive Chairman and Director
Frank E. Walsh, III*+^	50	2016	Director
____________________
* Member of the Audit Committee
+ Member of the Compensation Committee
^ Member of the Nominating and Governance Committee

Biographical information regarding the nominees for election as a director and each other person whose term of office as a director will continue after the Annual Meeting is set forth below.
Information Regarding the Director Nominees (Class II)

Edward W. Frykman has served as a director since April 1996. Mr. Frykman served as an Account Executive with Crowell, Weedon & Co. from 1992 to 2008 when he retired. Before joining Crowell, Weedon & Co., Mr. Frykman served as Senior Vice President of L.H. Friend & Co. Both Crowell, Weedon & Co. and L.H. Friend & Co. are investment brokerage firms located in Southern California. In addition, Mr. Frykman was a Senior Account Executive with Shearson Lehman Hutton, where he served as the manager of the Los Angeles Regional Retail Office of E. F. Hutton & Co. Mr. Frykman serves as a director, as chairman of the audit committee and as a member of the compensation committee of Arrowhead Research Corporation, a publicly traded development stage nanotechnology holding company. Mr. Frykman holds a B.S.B.A. degree from the University of Florida. We believe Mr. Frykman’s qualifications to serve on the Board include his 19-year tenure as a member of the Board, his deep understanding of our business and the industry in which we operate, and his extensive experience in the fields of finance and public company oversight.

William S. Anderson has served as a director since August 2007.  Mr. Anderson currently serves as Founder and Chief Executive Officer of First Beverage Group, a privately held company founded by Mr. Anderson in 2005 which provides financial services to the beverage industry.  Prior to founding First Beverage Group, Mr. Anderson served as Executive Vice-President of Topa Equities, Ltd., a diversified holding company and beer distributor group, from 1991 to 2004.  Prior to joining Topa, Mr. Anderson was an attorney with O’Melveny & Myers in Los Angeles.  Mr. Anderson has served on the board of directors of Topa Equities, Ltd. since 2008, on the board of directors of Purity Organic, LLC, an organic fruit juice company, since 2011, on the board of directors of Bottlenotes, Inc., an online media platform for the wine and craft beer industries, since 2012, and on the board of directors of Health-Ade Kombucha, since 2013.  Mr. Anderson received a B.A. degree from Bowdoin College in Brunswick, Maine and a J.D. degree from the University of California, Los Angeles School of Law.  We believe Mr. Anderson’s qualifications to serve on the Board include his legal training and experience and extensive business experience having held senior management positions at several different companies.
Directors with Terms Expiring in 2018 (Class III)

G. Louis Graziadio, III has served as a director since February 2002, and as our Executive Chairman since August 2016.  Mr. Graziadio is President and Chief Executive Officer of Second Southern Corp., the managing partner of Ginarra Partners, L.L.C., a closely-held California company involved in a wide range of investments and business ventures.  Mr. Graziadio is also Chairman of the Board and Chief Executive Officer of Boss Holdings, Inc., a distributor of work and hunting gloves, rainwear, rain boots, industrial apparel, pet products, specialty merchandise, and wireless accessories for electronic and mobile devices.  From 1984 to 2000, Mr. Graziadio served as a director of Imperial Bancorp, the parent company of Imperial Bank, a Los Angeles based commercial bank acquired by Comerica Bank in January 2001.  Mr. Graziadio, and companies with which he is affiliated, are significant stockholders in numerous private and public companies in a number of different industries.  Since 1978, Mr. Graziadio has been active in restructurings of both private and public companies, as well as corporate spin-offs and IPOs.  Mr. Graziadio previously served as a director of True Religion Apparel, Inc., a publicly traded clothing company until its sale in July 2013. Mr. Graziadio is also a member of the Board of Directors of World Point

Terminals, LP, which owns, operates, develops, and acquires terminal assets relating to the storage of light refined products and crude oil. We believe that Mr. Graziadio’s qualifications to serve on the Board include his extensive business experience having held senior management positions at several different companies and his experience in serving on the boards of directors of public companies.
Frank E. Walsh, III has served as a director since April 2016. Mr. Walsh is a Vice President of Jupiter Capital Management Partners, LLC and a founding partner of WR Capital Partners. Through Jupiter and WR, Mr. Walsh has extensive experience in the acquisition and financing of both public and private companies in the technology industry and many other industries. Mr. Walsh serves on the board of directors and the audit and compensation committees of 1st Constitution Bancorp and as a director and audit committee member of World Point Terminals Inc. Mr. Walsh also serves as a trustee for St. Benedicts Preparatory School in Newark, New Jersey and Lehigh University in Bethlehem, Pennsylvania. We believe that Mr. Walsh is qualified to serve on the Board because of his business skills and experience, executive leadership expertise and investment acumen developed during his long career at Jupiter Capital Management Partners, LLC and WR Capital Partners, LLC, and his service on other boards.

Directors with Terms Expiring in 2019 (Class I)

Fred A. de Boom has served as a director since February 1995. Mr. de Boom has been a principal in Sonfad Associates, an Orange County-based firm which is involved in mergers and acquisitions, private debt and equity placements, strategic and financial business planning, bank debt refinance and asset based financing, since 1995. Previously, Mr. de Boom served for five years as a Vice President of Tokai Bank, for eight years as a Vice President of Union Bank, and for twenty-two years as a Vice President of First Interstate Bank. Mr. de Boom received a B.A. degree from Michigan State University and an M.B.A. degree from the University of Southern California. We believe that Mr. de Boom’s qualifications to serve on the Board include his 20-year tenure as a member of our Board and extensive experience in the fields of finance and business transactions.

Director Independence
Our common stock is listed on The Nasdaq Global Select Market and, therefore, we are subject to the listing requirements of that market. Our Board has determined that Messrs. Anderson, de Boom, Frykman and Walsh are “independent” as defined in the Listing Rules of The Nasdaq Stock Market. Effective August 2016, Mr. Graziadio is not "independent" pursuant to the Listing Rules of The Nasdaq Stock Market.
Board Leadership Structure
Our Amended and Restated Bylaws provide our Board with flexibility to combine or separate the positions of Chairman and Chief Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our company. Currently, the positions of Chairman and Chief Executive Officer are separate, with Mr. Key serving as Interim Chief Executive Officer and, effective August 2016, Mr. Graziadio serving as our Executive Chairman. From February 2016 to August 2016, the position, duties and responsibilities of Chairman were exercised by an Office of the Chairman, consisting of Messrs. Harris, Frykman and Graziadio. From January 10, 2012 to February 29, 2016, Mr. Harris served as Executive Chairman.
Our Board does not currently have a lead independent director. Our Board has determined that this structure is the most effective leadership structure for our company at this time. Our Board has determined that maintaining the independence of a majority of our directors helps maintain the Board’s independent oversight of management. In addition, our Audit, Compensation and Nominating and Governance Committees, which oversee critical matters such as our accounting principles, financial reporting practices and system of disclosure controls and internal controls over financial reporting, our executive compensation program and the selection and evaluation of our directors and director nominees, each consist entirely of independent directors.
Risk Oversight
The Board is actively involved in the oversight of risks, including credit risk, liquidity risk and operational risk that could affect our business. The Board does not have a standing risk management committee, but administers this oversight function directly through the Board as a whole, as well as through committees of the Board. For example, the Audit Committee assists the Board in its risk oversight function by reviewing and discussing with management our accounting principles, financial reporting practices and system of disclosure controls and internal controls over financial reporting. The Nominating and Governance Committee assists the Board in its risk oversight function by periodically reviewing and discussing with management important corporate governance principles and practices and by considering risks related to our director nominee evaluation process. The Compensation Committee assists the Board in its risk oversight function by considering risks relating to the design of our executive compensation programs and arrangements. The full Board considers strategic risks and opportunities and receives reports from the committees regarding risk oversight in their areas of responsibility as necessary. We believe our Board leadership structure facilitates the division of risk management oversight responsibilities among the Board committees and enhances the Board’s efficiency in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.
Board Meetings and Committees
The Board held a total of sixteen meetings and committees of the Board held a total of eighteen meetings during the fiscal year ended December 31, 2016. During that period, no incumbent director attended fewer than 75% of the sum of the total number of meetings of the Board and the total number of meetings of all committees of the Board on which that director served. The Board has an Audit Committee, a Compensation Committee, a Nominating and Governance Committee and a Disclosure Committee. The Board has adopted charters for each of these committees, each of which may be viewed on our website at www.acaciaresearch.com.
Audit Committee. The Audit Committee currently consists of Messrs. de Boom, Frykman and Walsh, each of whom is independent under the listing standards of the Nasdaq Stock Market. Mr. Walsh was appointed to the Audit Committee on June 9, 2016. Mr. Anderson stepped down from the Audit Committee on July 26, 2016. The Audit Committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm and is primarily responsible for approving the services performed by our independent registered public accounting firm and for reviewing and evaluating our accounting principles, financial reporting practices and system of internal accounting controls. The Audit Committee held four meetings during the fiscal year ended December 31, 2016. The Audit Committee is also responsible for maintaining communication between the Board and our independent registered public accounting firm.
The Board has determined that Mr. de Boom is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.
Compensation Committee. The Compensation Committee currently consists of Messrs. de Boom, Frykman, Anderson and Walsh, each of whom is independent under the listing standards of the Nasdaq Stock Market. At the beginning of 2016 the Compensation Committee consisted of Messrs. de Boom, Frykman and Graziadio. Mr. Anderson was appointed to the Compensation Committee on June 9, 2016 and Mr. Walsh was appointed to the Compensation Committee on August 1, 2016. Mr. Graziadio stepped down from the Compensation Committee on August 1, 2016, the effective date of his appointment to the position of Executive Chairman. The Compensation Committee held nine meetings during the fiscal year ended December 31, 2016.
Our executive compensation program is administered by the Compensation Committee. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending it to the Board as well as administering our equity compensation plans. In making decisions regarding executive compensation, the Compensation Committee considers many factors including recommendations from our compensation advisory firm, evaluation of our peer group, the input of our management and other directors. In addition, the Compensation Committee establishes compensation programs that do not encourage excessive risk taking by our named executive officers and we have determined that it is not reasonably likely that our compensation and benefit plans and policies would have a material adverse effect on our company.
For more information on the responsibilities and activities of the Compensation Committee, including the committee’s processes for determining executive compensation, see “Compensation Discussion and Analysis” beginning on page 23 of this Proxy Statement.
Nominating and Governance Committee. The Nominating and Governance Committee currently consists of Messrs. Anderson, de Boom, Frykman and Walsh, each of whom is independent under the listing standards of the Nasdaq Stock Market. Mr. Graziadio served on the Nominating and Governance Committee until March 22, 2017, when Mr. Graziadio stepped down from the committee so that its membership would consist entirely of independent directors. The Nominating and Governance Committee held one meeting during the fiscal year ended December 31, 2016. The Nominating and Governance Committee recommended director nominees to the Board for election at the Annual Meeting. The charter for the Nominating and Governance Committee provides that, among its specific responsibilities, the Committee shall:
•Establish criteria and qualifications for Board membership, including standards for assessing independence;

•
Identify and consider candidates, including those recommended by stockholders and others, to fill positions on the Board, and assess the contributions and independence of incumbent directors in determining whether to recommend them for reelection to the Board;

•	Recommend to the Board candidates for election or reelection at each annual meeting of stockholders;

•
Annually review our corporate governance processes, and our governance principles, including such issues as the Board’s organization, membership terms, and the structure and frequency of Board meetings, and recommend appropriate changes to the Board;

•
Administer our corporate Codes of Conduct and annually review and assess the adequacy of the corporate Codes of Conduct and recommend any proposed changes to the Board. Specifically, the Nominating and Governance Committee shall discuss with management its compliance with the corporate Codes of Conduct, including any insider and affiliated party transactions, and our procedures to monitor compliance with the corporate Codes of Conduct;

•
Review periodically with our Chief Executive Officer and the Board, the succession plans relating to positions held by senior executives, and make recommendations to the Board regarding the selections of individuals to fill these positions;

•	Oversee the continuing education of existing directors and the orientation of new directors;

•
Monitor the functions of the Board and its committees, as set forth in their respective charters, and coordinate and oversee annual evaluations of the Board’s performance and procedures, including an evaluation of individual directors, and of the Board’s committees; and

•	Assess annually the performance of the duties specified in the Nominating and Governance Committee Charter by the Nominating and Governance Committee and its individual members.

Special Committee. The Special Committee was formed on December 21, 2015 to review prior executive actions. The Special Committee consisted of Messrs. Anderson, de Boom, Frykman and Graziadio. On October 26, 2016, the Board determined that there was no longer a need for the Special Committee, and thus the Board disbanded the Special Committee on that date. The Special Committee did not hold any meetings during the fiscal year ended December 31, 2016.
Director Qualification Standards
There are no specific minimum qualifications that the Nominating and Governance Committee requires to be met by a director nominee recommended for a position on the Board, nor are there any specific qualities or skills that are necessary for one or more members of our Board to possess, other than as are necessary to meet the requirements of the rules and regulations applicable to us. The Nominating and Governance Committee considers a potential candidate’s experience, areas of expertise, and other factors relative to the overall composition of the Board, including the following characteristics:

•	the highest ethical standards and integrity;

•	a willingness to act on and be accountable for Board decisions;

•	an ability to provide wise, informed, and thoughtful counsel to top management on a range of issues;

•	a history of achievement that reflects high standards for the director candidate and others;

•	loyalty and commitment to driving our success;

•	the independence requirements imposed by the Securities and Exchange Commission, or the SEC, and the Nasdaq Stock Market; and

•	a background that provides a portfolio of experience, qualifications, attributes, skills and knowledge commensurate with our needs.

We do not have a written policy with respect to diversity of members of the Board. However, in considering nominees for service on the Board, the Nominating and Governance Committee takes into consideration, in addition to the criteria summarized above, the diversity of professional experience, viewpoints and skills of members of the Board. Examples of this include management experience, financial expertise and educational background. The Nominating and Governance Committee and the Board believe that a diverse board leads to improved performance by encouraging new ideas, expanding the knowledge base available to management and other directors and fostering a culture that promotes innovation and vigorous deliberation.
The Nominating and Governance Committee has the following policy with regard to the consideration of any director candidates recommended by security holders:

•
    A stockholder wishing to nominate a candidate for election to the Board at the next annual meeting is required to give written notice addressed to the Secretary, Acacia Research Corporation, 520 Newport Center Drive, 12th Floor, Newport Beach, CA 92660, of his or her intention to make such a nomination. The notice of nomination must have been received by the Secretary at the address below no later than the close of business on February 15, 2018, in accordance with our Amended and Restated Bylaws, in order to be considered for nomination at the next annual meeting.

•
    The notice of nomination must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under the Nasdaq Stock Market’s Listing Qualifications or, alternatively, a statement that the recommended candidate would not be so barred. A nomination which does not comply with the above requirements will not be considered.

The Nominating and Governance Committee considers director candidates that are suggested by members of the Nominating and Governance Committee and the full Board, as well as management and stockholders. The Nominating and Governance Committee may, in the future, also retain a third-party executive search firm to identify candidates on terms and conditions acceptable to the Nominating and Governance Committee, in its sole discretion. The process by the Nominating and Governance Committee for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves (with or without the assistance of a retained search firm), compiling names of potentially eligible candidates, conducting background and reference checks, conducting interviews with the candidate and others (as schedules permit), meeting to consider and approve the final candidates and, as appropriate, preparing and presenting to the full Board an analysis with regard to particular recommended candidates. The Nominating and Governance Committee endeavors to identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, are expected to serve the long term interest of our stockholders and contribute to our overall corporate goals.
Disclosure Committee. The Disclosure Committee currently consists of Clayton J. Haynes, our Chief Financial Officer and Treasurer, Robert B. Stewart, Jr., our President, and Edward J. Treska, our Executive Vice President, General Counsel and Corporate Secretary. The Disclosure Committee is primarily responsible for oversight of the accuracy and timeliness of the disclosures made by us. The Disclosure Committee held four meetings during the fiscal year ended December 31, 2016.
Codes of Conduct
We have adopted a corporate Code of Conduct and a Board of Directors Code of Conduct, both of which may be viewed on our website at www.acaciaresearch.com. The corporate Code of Conduct applies to all of our officers, directors and employees, including our principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions. The Board of Directors Code of Conduct specifically applies to the Board. Any waiver of these Codes of Conduct for any of our executive officers or directors may be made only by the Board and must be promptly disclosed to stockholders in the manner required by applicable law.
Stockholder Communications with Directors
Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to the Board, the particular member or committee of the Board, c/o Acacia Research Corporation, Attention: Secretary, 520 Newport Center Drive, 12th Floor, Newport Beach, California 92660. All communications addressed to the Board or a particular member or committee of the Board will be relayed to that addressee. From time to time, the Board may change the process through which stockholders communicate with the Board or its members or committees. Please refer to our website at www.acaciaresearch.com for changes in this process. The Board, the particular director or committee of the

Board to which a communication is addressed will, if it deems appropriate, promptly refer the matter either to management or to the full Board depending on the nature of the communication.
Board Member Attendance at Annual Stockholder Meetings
Although we do not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances. Each of our current directors attended last year’s annual meeting of stockholders, either in person or by telephone.
Director Compensation
Directors who are also our employees receive no separate compensation from us for their service as members of the Board. Commencing February 2016, each non-employee director receives an annual grant of stock options that entitles the non-employee director to receive, upon vesting as described below, a number of shares determined by dividing the equity award amount described below by the closing price of our common stock on the grant date. In addition, each new non-employee director receives a one-time grant of stock options upon becoming a director for the number of shares determined by dividing the equity award amount described below, by the estimated fair value (based on the Black-Scholes pricing model) of a stock option with an exercise price equal to the closing price of our common stock on the grant date. The stock options vest in a series of six installments over the three year period following the grant date, subject to acceleration upon the occurrence of certain events.
Generally, our non-employee directors receive compensation in the amount of $6,667 per month and an annual equity award equal to $120,000 for their service as members of the Board. The chairman of the Audit Committee receives additional compensation in the amount of $1,110 per month for his services. The monthly retainer described above is subject to a pro rata deduction if a director fails to attend at least 75% of our Board and committee meetings (combined), and all directors attended at least 75% of such meetings during fiscal 2016. Directors are also reimbursed for expenses incurred in connection with attendance at meetings of the Board and committees of the Board and in connection with the performance of Board duties

2016 DIRECTOR COMPENSATION TABLE

The following table provides fiscal year 2016 compensation information for our non-employee directors who served on the Board during 2016:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)(2)(3)	Non-Equity Incentive Plan Compen-sation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)

William S. Anderson	80,004	—	241,980	—	—	—	321,984
Fred A. de Boom	93,336	—	241,980	—	—	—	335,316
Edward W. Frykman	80,004	—	241,980	—	—	—	321,984
G. Louis Graziadio, III	80,004	—	1,962,422	—	—	375,000	2,417,426
Frank E. Walsh, III	60,003	—	264,508	—	—	—	324,511

(1) Reflects non-discretionary annual grants of stock options (granted March 1, 2016 and August 1, 2016 for all non-employee directors other than Mr. Walsh, who received his stock option grants on April 7, 2016 and August 1, 2016). The number of stock options for the annual grant was determined by dividing the annual $120,000 retainer fee by the Black-Scholes value of a stock option with an exercise price equal to the closing price of our common stock on the grant date.

(2) Mr. Graziadio received 700,000 stock options on August 1, 2016, which vest in equal installments of 25% upon our achievement of certain stock price targets that hold a 30-day average.

(3) Amounts shown represent the aggregate grant date fair value of stock option awards granted to the directors as determined pursuant to ASC Topic 718, “Compensation - Stock Compensation,” or ASC Topic 718. The methodology used to calculate the value of stock options is set forth under Notes 2 and 11 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC on March 10, 2017.

(4)
Reflects cash payments made by us to Second Southern Corp., a company wholly owned by Mr. Graziadio and which he serves as President, in accordance with the Second Southern Corp. Consulting Agreement effective August 1, 2016.

PROPOSAL NO. 2:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Grant Thornton LLP, our independent registered public accounting firm for the fiscal year ended December 31, 2016, was recommended by the Audit Committee, and approved by the Board, to act in such capacity for the fiscal year ending December 31, 2017, subject to ratification by the stockholders.
If our stockholders do not ratify the selection of Grant Thornton LLP, or if Grant Thornton LLP should decline to act or otherwise become incapable of acting as our independent registered public accounting firm, or if our engagement of Grant Thornton LLP as our independent registered public accounting firm should be discontinued, the Board, on the recommendation of the Audit Committee, will appoint a substitute independent registered public accounting firm. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.
Required Vote
The affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. Because the ratification of the independent registered public accounting firm is a discretionary matter, broker non-votes will likely not result for this proposal. Abstentions will be the equivalent of a vote against this proposal.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.
Audit and Related Fees
Grant Thornton LLP served as our independent registered public accounting firm for the years ended December 31, 2016 and 2015. Fees billed in connection with services rendered by Grant Thornton LLP were as set forth below (on a consolidated basis including Acacia Research Corporation and its subsidiaries).

Period:	Audit Fees(1)	Audit Related Fees(2)	Tax Services Fees(3)	All Other Fees

Fiscal Year Ended December 31, 2016	$696,000	$70,000	$271,000	$—

Fiscal Year Ended December 31, 2015	$610,000	$—	$248,000	$—
(1)    Includes fees for professional services rendered for the audit of our annual consolidated financial statements and the audit of the management's assessment of the design and operating effectiveness of our internal control over financial reporting on the Form 10-K, and for reviews of our consolidated financial statements included in our quarterly reports on Form 10-Q.
(2)    Includes fees for professional services rendered for audit related work performed for certain stand-alone operating subsidiaries during the period.
(3)    Includes fees for professional services rendered in connection with the preparation of consolidated and subsidiary federal and state income tax returns, and tax related provision work, research, compliance and consulting.

Audit Committee Pre-Approval Policy
The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent registered public accounting firm. At the beginning of the fiscal year, the Audit Committee pre-approves the engagement of the independent registered public accounting firm to provide audit services based on fee estimates. The Audit Committee also pre-approves proposed audit-related services, tax services and other permissible services, based on specified project and service details, fee estimates, and aggregate fee limits for each service category. The Audit Committee receives information on the status of services provided or to be provided by the independent registered public accounting firm and the related fees. All of the services performed by our independent registered public accounting firm in 2016 and 2015 were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT
The following is the report of the Audit Committee with respect to our audited financial statements for 2016, which include our consolidated balance sheets as of December 31, 2016 and 2015, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2016, and the notes thereto.
Composition. The Audit Committee of the Board is comprised of three independent directors and operates under a written charter adopted by the Board. The Board adopted the charter in December 2012. The members of the Audit Committee currently are Fred A. de Boom, Edward W. Frykman and Frank E. Walsh, III. The Board determined that each member of the Audit Committee meets the independence requirements of the Nasdaq Stock Market and of Section 10A of the Exchange Act, that each member is able to read and understand financial statements, and that Mr. de Boom qualifies as an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.
Responsibilities. The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be engaged as our independent registered public accounting firm. Management has primary responsibility for preparing the financial statements and designing and assessing the effectiveness of internal control over financial reporting. Grant Thornton LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing reports thereon. The Audit Committee’s responsibility is to oversee these processes.
Review with Management and Grant Thornton. The Audit Committee has reviewed our consolidated audited financial statements and held discussions with management and Grant Thornton LLP. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with Grant Thornton LLP matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).
Grant Thornton LLP also provided to the Audit Committee the written disclosures and the letter required by the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence.
Conclusion. Based upon the Audit Committee’s discussions with management and Grant Thornton LLP, the Audit Committee’s review of the representations of management and the report of Grant Thornton LLP to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC.
This report is submitted by the Audit Committee of the Board.

Fred A. de Boom
Edward W. Frykman
Frank E. Walsh, III

PROPOSAL NO. 3:
ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Background
As required by Section 14A of the Exchange Act, the Board is submitting a separate resolution for our stockholders to approve on an advisory basis the compensation of our named executive officers. This is an opportunity for our stockholders, through what is commonly referred to as a “say-on-pay” vote, to endorse or not endorse our executive compensation program. At each of our annual meetings of stockholders from 2011 to 2016, we provided our stockholders with the same opportunity to cast an advisory vote on the compensation of our named executive officers as disclosed in the proxy statement for each meeting. As noted in our Compensation Discussion and Analysis in this Proxy Statement, we have considered the results of those votes in structuring our compensation programs and practices.
Summary
We are asking our stockholders to approve on an advisory basis the compensation of our named executive officers, as such compensation is described in the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure set forth in this Proxy Statement. In addition to the information set forth below, we urge our stockholders to review the entire “Executive Compensation and Related Information” section of this Proxy Statement for more information regarding the compensation of our named executive officers.
Our executive compensation programs are designed to attract, motivate and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of long-term and strategic goals and the realization of increased stockholder value.
Our compensation committee continually reviews the compensation programs for our named executive officers to ensure that the compensation programs achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices described in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.
We held an advisory stockholder vote on the compensation of our named executive officers at our 2015 annual meeting of stockholders held on Thursday, May 14, 2015. Our stockholders did not approve by advisory vote the compensation of our named executive officers, with approximately 77% of stockholders voting on such matter voting against the proposal. In an effort to better understand our stockholders’ perspective regarding our executive compensation program, we engaged in stockholder outreach in 2015 and early 2016 to specifically discuss our compensation philosophy, programs and policies. Our compensation committee directed our management and investor relations personnel to actively engage our stockholders to obtain feedback on the specific issue of executive compensation. This engagement included in-person meetings and conference calls with our key institutional stockholders. The feedback that we received from our key institutional stockholders noted our need for specific performance milestones and targets in our compensation programs, including our incentive cash and equity compensation programs, and a desire to see closer alignment of executive compensation with corporate performance.
Our compensation committee also engaged Pearl Meyer, a prominent advisory firm, as an independent consultant to provide advice with respect to compensation decisions for our executive officers. Based on the feedback from stockholders and a review of current peer group practices in executive compensation, we then discussed the feedback with our compensation committee and Pearl Meyer as the compensation committee prepared to make decisions about our 2016 compensation program. Our compensation committee and our Board had extensive discussions with our management about the 2015 advisory vote on the compensation of our named executive officers and stockholder feedback relating to executive compensation sentiment. With a desire to align our executive compensation programs with the perspectives held by our stockholders, our compensation committee engaged in routine discussions with Pearl Meyer outside the presence of our management. Our compensation committee took key measures to address stockholder concerns, and create a compensation program with more specific quantitative measurements of the performance of our named executive officers that are closely aligned with the overall performance of our company. Following the rigorous review conducted by our Board, our compensation committee, Pearl Meyer and our management, our Board followed the recommendations of our compensation committee and adopted a comprehensive new and objective executive compensation program focused on aligning executive compensation with company performance. The elements of our modified executive compensation program are discussed in the Compensation Discussion and Analysis elsewhere in this Proxy Statement.
We disclosed the elements of our modified executive compensation program in the proxy statement for our 2016 annual meeting of stockholders held on Thursday, June 9, 2016. At our 2016 annual meeting of stockholders, our stockholders approved by advisory vote the compensation of our named executive officers, with approximately 94% of our stockholders voting on such matter approving by advisory vote the compensation of our named executive officers.
Required Vote
We believe that the information provided above and in the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure set forth in this Proxy Statement demonstrates that our executive compensation program effectively ensures that the interests of our named executive officers are aligned with the interests of our stockholders and with our short- and long-term goals.
You have the opportunity to vote “for” or “against” or to “abstain” from voting on the following non-binding resolution relating to the compensation of our named executive officers:
“RESOLVED, that the stockholders of Acacia Research Corporation approve, on an advisory basis, the compensation of the named executive officers of Acacia Research Corporation as disclosed in Acacia Research Corporation’s Definitive Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure.”
The advisory vote on the compensation of our named executive officers is not binding on us, our compensation committee or our Board. However, we value the opinions of our stockholders on executive compensation matters and as described in our Compensation Discussion and Analysis elsewhere in this Proxy Statement, we have considered and will continue to consider our stockholders’ concerns and have evaluated and will continue to evaluate the appropriate actions to address those concerns.
The affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting is required to approve the compensation of our named executive officers. Broker non-votes will have no effect on this proposal. Abstentions will be the equivalent of a vote against this proposal.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES AND NARRATIVE DISCUSSION SET FORTH IN THIS PROXY STATEMENT. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 4:
ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Background
As required by Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote, on an advisory basis, for their preference on the frequency of future advisory votes on the compensation of our named executive officers of the type reflected in Proposal No. 3 above. Our stockholders may indicate whether they prefer that we conduct future advisory votes on executive compensation every year, every two years or every three years. Our stockholders also may abstain from casting a vote on this proposal.
Summary
Our Board believes that the advisory vote on executive compensation should be submitted to our stockholders every year, and therefore recommends that you vote for a one-year interval for the advisory vote on executive compensation. We believe this frequency is in alignment with our executive compensation programs and practices, as we review the core elements of our executive compensation programs and practices annually. In addition, we are aware of the significant interest in executive compensation matters by our stockholders, and value and encourage constructive dialogue with our stockholders on these matters, and an annual advisory vote on executive compensation will allow our stockholders to provide us with their input on our executive compensation practices as disclosed in the proxy statement every year.
Required Vote
You may cast your vote on your preferred voting frequency by choosing the option of every year, every two years, every three years or abstain from voting when you vote in response to the resolution set forth below.
“RESOLVED, that the stockholders of Acacia Research Corporation determine, on an advisory basis, that the frequency with which Acacia Research Corporation should submit an advisory vote on the compensation of its named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules (including Compensation Discussion and Analysis, the related compensation tables and the narrative discussion to those tables), to the stockholders is: every year; every two years; every three years; or abstain.”
This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on us, our Board and our compensation committee. Our stockholders are not voting to approve or disapprove the Board’s recommendation; our stockholders may choose among the four choices presented. The option of one year, two years, or three years that receives the affirmative vote of the greatest number of the votes cast in person or by proxy at the Annual Meeting will be the frequency for the advisory vote on executive compensation that has been recommended by our stockholders. Although non-binding, our Board and our compensation committee will carefully review and consider the voting results.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE TO CONDUCT FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS “EVERY YEAR.” PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 5:
APPROVAL OF TAX BENEFITS PRESERVATION PLAN
We are asking our stockholders to approve the Tax Benefits Preservation Plan, dated as of March 16, 2016 (the “Plan”), by and between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”), as disclosed in this Proxy Statement and in Annex A to this Proxy Statement. The Plan is currently in effect.
Please read the Plan in its entirety as the discussion below is only a summary.
Background
On March 15, 2016, our Board approved the adoption of the Plan in order to protect our ability to utilize potential tax assets, such as net operating loss carryforwards (“NOLs”) and tax credits (“Tax Benefits”) to offset potential future taxable income. According to our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed on March 10, 2017, we had U.S. federal and state income tax NOLs totaling approximately $147,770,000 and $32,821,000, expiring between 2025 and 2035, and 2017 and 2036, respectively. As such, the potential economic benefit of the Plan is material. The Internal Revenue Code of 1986, as amended (the “Code”), limits the ability of a company to use its NOLs if it experiences an “ownership change,” as defined in Section 382 of the Code. A company generally experiences such an ownership change if the percentage of its stock owned by its “5-percent stockholders,” as defined in Section 382 of the Code, increases by more than 50 percentage points over a rolling three-year period.
The Plan is designed to reduce the likelihood that we will experience an ownership change by discouraging any (i) person or group from acquiring beneficial ownership of 4.9% or more of our outstanding common stock and (ii) any existing stockholders who, as of the time of the first public announcement of the adoption of the Plan, beneficially own more than 4.9% of our then-outstanding shares of our common stock from acquiring additional shares of our common stock (subject to certain exceptions). There is no guarantee, however, that the Plan will prevent us from experiencing an ownership change.
A company that experiences an ownership change generally will be subject to an annual limitation on certain of its pre-ownership change tax assets equal to the value of the corporation immediately before the ownership change, multiplied by the long-term-tax-exempt rate (subject to certain adjustments), provided that the annual limitation will be increased each year to the extent that there is an unused limitation in a prior year. The limitation arising from an ownership change on our ability to utilize the Tax Benefits depends on the value of our stock at the time of the ownership change. If our Tax Benefits are subject to limitation because we experience an ownership change, depending on the value of our stock at the time of the ownership change, our tangible common equity might be reduced.
In connection with the adoption of the Plan, our Board authorized and declared a dividend distribution of one right (a “Right”) for each outstanding share of our common stock to stockholders of record at the close of business on March 16, 2016.
Description of the Plan
The following summary of the Plan does not purport to be complete and is qualified in its entirety by the full text of the Plan, a copy of which is attached as an appendix to this Proxy Statement and is incorporated herein by reference.
Distribution Date. Subject to certain exceptions, Rights would separate from our common stock and become exercisable apart from our common stock only following the earlier of (i) the close of business on the tenth (10th) business day after public announcement that a person has become an “Acquiring Person” or (ii) the close of business on the tenth (10th) business day (or such later date as our Board shall determine) after a third party makes a tender or exchange offer which, if consummated, would result in such third party becoming an Acquiring Person.
Exercise of Rights. On or after the Distribution Date, each Right would initially entitle the holder to purchase one one-thousandth of a share of our Series A Junior Participating Preferred Stock (the “Preferred Stock”), for a purchase price of $15.00 (subject to adjustment) (the “Exercise Price”). Under certain circumstances set forth in the Plan, we may suspend the exercisability of the Rights.
Definition of Acquiring Person. An “Acquiring Person” is a person or group that, together with affiliates and associates of such person or group, acquires beneficial ownership of 4.9% or more of our common stock, other than: (i) our company, our subsidiaries and our respective employee benefit plans; (ii) any stockholder that, as of the time of the first public announcement of adoption of the Plan, beneficially owns 4.9% or more of our common stock (unless and until such person thereafter acquires any additional shares of our common stock, subject to certain exceptions); (iii) a person who becomes an Acquiring Person solely as a result of our repurchasing shares of our common stock or a stock dividend, stock split, reverse stock split or similar transaction effected by us (unless and until such person acquires additional shares, other than in certain specified exempt transactions) and (iv) certain stockholders who, inadvertently or without knowledge of the terms of the Rights, buy shares in excess of 4.899% of our common stock and who thereafter reduce the percentage of shares owned below 4.9%. Prior to the Distribution Date, our Board has sole discretion to make an affirmative determination, taking into account the intent and purposes of the Plan or other circumstances facing us, that a person is not an Acquiring Person (even if such person satisfies the requirements of any of subclauses (i), (ii), (iii) or (iv) above if and for so long as such person complies with any limitations or conditions required by our Board in making such determination).
“Flip-in” Feature. If any person or group of affiliated or associated persons becomes an Acquiring Person, then each Right (other than Rights owned by an Acquiring Person, its affiliates, associates or certain transferees, which will become void) will entitle the holder to purchase, at the then current exercise price, our common stock (or, in certain circumstances, a combination of our common stock, other securities, cash or other property) having a value of twice the exercise price of the Right, in effect enabling a purchase at half-price. However, Rights are not exercisable following such an event until such time as the Rights are no longer redeemable by us as described below.
“Flip-over” Feature. If, at any time after a person or group of affiliated or associated persons becomes an Acquiring Person, we engage in a merger or other business combination transaction or series of related transactions in which we are not the surviving corporation, our common stock is changed or exchanged, or fifty percent (50%) or more of its assets, cash flow or earning power is sold, then each Right (not previously voided by the occurrence of a Flip-in Event) will entitle the holder to purchase, at the Right’s then current exercise price, common stock of such Acquiring Person having a value of twice the Right’s then current exercise price, in effect enabling a purchase at half-price.
Exchange Option. At any time after a person or group of affiliated or associated persons becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the then outstanding shares of our common stock, our Board may, in lieu of allowing Rights to be exercised, cause each outstanding Right (other than Rights owned by an Acquiring Person, its affiliates, associates or certain transferees, which will become void) to be exchanged for one share of our common stock or one one-thousandth of a share of Preferred Stock, in each case as adjusted to reflect stock splits or similar transactions.
Redemption. The Rights may be redeemed by our Board, at a price of $0.001 per Right at any time prior to the earlier of (i) the tenth (10th) business day following a public announcement that a person or group of affiliated or associated persons has become an Acquiring Person or (ii) the final expiration of the Rights.
Power to Amend. Prior to a Distribution Date, we may amend the Plan in any respect, other than to extend the expiration of the Rights, without stockholder approval. From and after a Distribution Date, we may amend the Plan without the approval of holders of certificates representing Rights in order to (i) cure any ambiguity, (ii) correct or supplement any provision which may be defective or inconsistent with any other provisions, (iii) shorten or lengthen any time period (e.g., the redemption period prior to the Rights becoming non-redeemable) or (iv) change or supplement the provisions in any manner which we may deem necessary or desirable and which does not adversely affect the interests of the holders of certificates representing Rights. The Plan, however, may not be amended at such time as the Rights are not redeemable (other than certain limited technical amendments).
Expiration. The Rights will expire on the earliest of (i) 5:00 P.M., New York, New York time, on March 15, 2019, (ii) the time at which the rights are redeemed or exchanged pursuant to the Plan, (iii) the close of business on the effective date of the repeal of Section 382 or any successor statute if our Board determines that the Plan is no longer necessary or desirable for the preservation of Tax Benefits or (iv) the close of business on the first day of a taxable year of our company to which our Board determines that Tax Benefits may not be carried forward.
Rights Certificates. Prior to a Distribution Date, the Rights will be evidenced by, and trade with, our common stock and will not be exercisable or transferable apart from our common stock. After a Distribution Date, the Rights Agent will send certificates representing Rights to stockholders and the Rights will trade independent of our common stock.
No Rights as a Stockholder; Other Matters. Until a Right is exercised, the holder of Rights, as such, is not entitled to any separate rights as a stockholder of our company (such as voting or dividend rights). Although the distribution of the Rights will not be taxable to stockholders or to us for U.S. federal income tax purposes, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for our common stock (or other consideration) or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

Additional Considerations
Our Board believes that approval by our stockholders of the Plan is in our and our stockholders’ best interests. However, in addition to the risk factors listed in our Annual Report on Form 10-K, please consider the items discussed below when voting on this proposal.
The Internal Revenue Service could challenge the amount of our Tax Benefits or claim we experienced an ownership change, which could significantly reduce the amount of our Tax Benefits that we can use or eliminate our ability to use them altogether.
The Internal Revenue Service (the “IRS”) has not audited or otherwise validated the amount of our Tax Benefits. The IRS could challenge the amount of our Tax Benefits, which could limit our ability to use our Tax Benefits to reduce our future taxable income. In addition, the complexity of the relevant rules under the Code governing the use of Tax Benefits and the limited knowledge that any public company has about the ownership of its publicly traded common stock, may make it difficult to determine whether an ownership change has occurred. As such, even if the Plan remains in effect, the IRS could claim that we experienced an ownership change and attempt to reduce or eliminate the amount of our Tax Benefits.
Continued Risk of Ownership Change
As discussed above, although the Plan is intended to reduce the likelihood of an ownership change, we cannot assure you that it would prevent all transfers of our common stock that could result in an ownership change.
Potential Impact on the Price of Our Common Stock
The Plan, which is currently in effect, discourages future stockholders from becoming 5% stockholders of our common stock and existing 5% stockholders from acquiring additional shares of our common stock. Certain investors may not be comfortable holding our common stock subject to the terms of the Plan. As such, approving this proposal to keep the Plan in place could continue the risk that the Plan may depress the price of our common stock, including in an amount that could more than offset the value preserved by protecting our Tax Benefits through the Plan.
Potential Anti-Takeover Impact
Our Board approved the Plan in order to preserve the long-term value of our Tax Benefits. The Plan is not intended to prevent a takeover of our company, was not executed as the result of any potential takeover transaction known to us and is not part of a plan by us to adopt a series of anti-takeover measures. However, the Plan could be deemed to have a potential anti-takeover effect because an Acquiring Person may be diluted under certain circumstances under the Plan.
Required Vote
Our stockholders may vote “for” or “against” or “abstain” from voting on the following resolution regarding the Plan. To be approved, this proposal will require an affirmative vote of a majority of shares present in person or represented by proxy and that are entitled to vote on this proposal at the Annual Meeting. The Plan is currently in effect. However, if we do not receive the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting, then we will amend the Plan to cause it to expire on December 31, 2017; provided that the Board will have the ability to implement alternative protective measures, including adoption of a new tax benefit preservation plan under Section 382 of the Code, to preserve our ability to use our NOLs to reduce our future income tax liability. Based on the foregoing, we ask our stockholders to approve the following resolution at the Annual Meeting:
“RESOLVED, that stockholders of Acacia Research Corporation approve the Tax Benefits Preservation Plan, dated as of March 16, 2016, between the Company and Computershare Trust Company, N.A., as Rights Agent, as disclosed in this Proxy Statement and in the Appendix to this Proxy Statement.”
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE TAX BENEFITS PRESERVATION PLAN, DATED AS OF MARCH 16, 2016, BY AND BETWEEN THE COMPANY AND COMPUTERSHARE TRUST COMPANY, N.A., AS RIGHTS AGENT, AS DISCLOSED IN THIS PROXY STATEMENT AND IN THE APPENDIX TO THIS PROXY STATEMENT. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION

UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board may recommend.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information known to us with respect to the beneficial ownership of our common stock as of April 10, 2017, by (i) all persons known to us to beneficially own five percent (5%) or more of our common stock, (ii) each of our directors, (iii) each of our named executive officers as identified in the “Summary Compensation Table” of the “Executive Compensation and Related Information” section of this Proxy Statement, and (iv) all directors and executive officers as a group.

Beneficial Owner	Restricted Stock and Restricted Stock Units	Shares of Common Stock Issuable Upon Exercise of Options(5)	Amount of Direct Beneficial Ownership of Common Stock	Amount of Indirect Beneficial Ownership of Common Stock	Percent of Class(1)
Directors and Named Executive Officers(2):
Robert L. Harris, II(6)	316,275	—	316,275	—	*
Marvin E. Key	234,328	224,885	459,213	—	*
Clayton J. Haynes	97,177	269,225	366,402	—	*
Edward J. Treska(3)	53,535	918,501	972,036	—	1.90%
William S. Anderson	47,370	38,183	85,553	—	*
Fred A. de Boom	78,600	38,183	116,783	—	*
Edward W. Frykman	73,290	38,183	111,473	—	*
G. Louis Graziadio, III(4)	424,267	738,183	1,162,450	292,570	2.27%
Frank E. Walsh, III	322,197	11,765	333,962	—	*
All Directors and Executive Officers as a Group (nine persons)		2,277,108	3,924,147	292,570	7.67%
* Less than one percent

(1)
The percentage of shares beneficially owned is based on 51,132,644 shares of our common stock outstanding as of April 10, 2017. Beneficial ownership is determined under the rules and regulations of the SEC. Shares of common stock subject to options that are currently exercisable, or exercisable within 60 days after April 10, 2017, are deemed to be outstanding and beneficially owned by the person holding such options for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, we believe that such persons have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

(2)	The address for each of our directors and executive officers is our principal office located at Acacia Research Corporation, 520 Newport Center Drive, 12th Floor Newport Beach, California 92660.

(3)
Includes 562,500 shares of common stock issuable upon the exercise of stock options which vest in three equal installments upon our achievement of certain stock price targets that hold a 30-day average.

(4)
Includes 525,000 shares of common stock issuable upon the exercise of stock options which vest in three equal installments upon our achievement of certain stock price targets that hold a 30-day average.

(5)	Includes shares of common stock issuable upon exercise of options that are currently exercisable or may become exercisable within 60 days of April 10, 2017.

(6)	Ownership as of June 9, 2016, the date Mr. Harris retired from the Board.

	Amount and Nature of Beneficial Ownership of Common Stock						Percent of Class(1)
Beneficial Owner	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power	Aggregate Ownership	Total
5% Stockholders:
BlackRock, Inc.(2)	2,643,151	—	2,720,762	—	2,720,762	2,720,762	5.32%
Heartland Advisors, Inc. (3)	—	4,617,574	—	4,763,904	4,763,904	4,763,904	9.32%
Ariel Investments, LLC (4)	1,436,189	—	3,413,174	—	3,413,174	3,413,174	6.68%
Bank of Montreal (5)	2,607,935	10,195	2,790,583	150,111	2,949,747	2,949,747	5.77%
JPMorgan Chase & Co.(6)	3,168,900	—	3,515,825	—	3,613,625	3,613,625	7.07%
Renaissance Technologies LLC(7)	3,401,800	—	3,401,800	—	3,401,800	3,401,800	6.65%
____________________

(1)
The percentage of shares beneficially owned is based on 51,132,644 shares of our common stock outstanding as of April 10, 2017. Beneficial ownership is determined under rules and regulations of the SEC.

(2)
The information reported is based solely on a Schedule 13G/A filed with the SEC by BlackRock, Inc. on January 19, 2017. According to the Schedule 13G/A, the address for BlackRock Inc. is 55 East 52nd Street, New York, New York 10055.

(3)
The information reported is based solely on a Schedule 13G/A filed jointly with the SEC by Heartland Advisors, Inc. on February 2, 2017. According to the Schedule 13G/A, the address for Heartland Advisors, Inc. is 789 North Water Street Milwaukee, Wisconsin 53202.

(4)
The information reported is based solely on a Schedule 13G filed with the SEC by Ariel Investments, LLC on February 14, 2017. According to the Schedule 13G, the address for Ariel Investments, LLC is 200 E. Randolph Street, Suite 2900, Chicago, Illinois 60601.

(5)
The information reported is based solely on a Schedule 13G/A filed with the SEC by Bank of Montreal on February 13, 2015. According to the Schedule 13G/A, the address for Bank of Montreal is 1 First Canadian Place, Toronto, Ontario, Canada MSX 1A1. The total for Bank of Montreal includes 8,210 shares held in one or more employee benefit plans where BMO Harris Bank N.A., a subsidiary of Bank of Montreal, as directed trustee, may be viewed as having voting or dispositive authority in certain situations pursuant to SEC and Department of Labor regulations or interpretations. Pursuant to Rule 13d-4 under the Act, inclusion of such shares in this statement shall not be construed as an admission that the Reporting Person or its subsidiaries are, for purposes of Section 13(d) or 13(g) of the Act, the beneficial owners of such securities.

(6)
The information reported is based solely on a Schedule 13G filed with the SEC by JPMorgan Chase & Co. on January 23, 2017. According to the Schedule 13G, the address for JPMorgan Chase & Co. is 270 Park Ave. New York, NY 10017.

(7)
The information reported is based solely on a Schedule 13G filed with the SEC by Renaissance Technologies LLC on February 14, 2017. According to the Schedule 13G, the address for Renaissance Technologies LLC is 800 Third Ave. New York, NY 10022.

EXECUTIVE COMPENSATION AND RELATED INFORMATION
Compensation Discussion and Analysis
Executive Summary
For the 2016 fiscal year, our named executive officers were as follows:
•Marvin Key, our Interim Chief Executive Officer.
•Clayton J. Haynes, our Chief Financial Officer, Senior Vice President of Finance and Treasurer.
•Edward J. Treska, our Senior Vice President, General Counsel and Secretary.
•Robert L. Harris, II, our former Executive Chairman.

This compensation discussion and analysis summarizes and discusses our executive compensation programs and policies and the factors relevant to an analysis of these programs and policies. We provide an overall description of our executive compensation program and an analysis of the components of compensation provided to our named executive officers. This compensation discussion and analysis provides qualitative information regarding the manner and context in which compensation is awarded to, and earned by, our principal executive officer, our principal financial officer, the three most highly compensated executive officers of our company other than our principal executive officer and principal financial officer, and any additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of our company at the end of the last completed fiscal year. We refer to these executive officers herein collectively as our named executive officers. This compensation discussion and analysis should be read together with the compensation tables and related disclosures set forth in this proxy statement.
We held an advisory stockholder vote on the compensation of our named executive officers at our 2015 annual meeting of stockholders held on Thursday, May 14, 2015. Our stockholders did not approve by advisory vote the compensation of our named executive officers, with approximately 77% of stockholders voting on such matter voting against the proposal. In an effort to better understand our investors’ perspective regarding our executive compensation program, we ceased any discretionary quarterly bonus payments to our named executive officers, and we engaged in extensive stockholder outreach beginning in 2015 and continuing through early 2017 to specifically discuss our compensation philosophy, programs and policies. The Compensation Committee directed our management and investor relations personnel to actively engage our stockholders to obtain feedback on the specific issue of executive compensation. This engagement included in-person meetings and conference calls with our key institutional stockholders. The feedback that we received from our key institutional stockholders noted our need for specific performance milestones and targets in our compensation programs, including our incentive cash and equity compensation programs, and a desire to see closer alignment of executive compensation with corporate performance.
In 2016, our Compensation Committee engaged Pearl Meyer, a prominent compensation advisory firm, as an independent compensation consultant to provide advice with respect to compensation decisions for our executive officers. The Compensation Committee believes that the use of an independent compensation consultant provides additional assurance that our executive compensation programs are consistent with our objectives and with our industry generally. Among other things, Pearl Meyer compiled a list of our peer group companies, with input from our management, based upon revenue, market capitalization, headcount and industry focus. The Compensation Committee reviewed and approved the final list of our peer group companies. Pearl Meyer gathered market data at the 25th, 50th and 75th percentiles. Where possible, Pearl Meyer blended survey market data with peer company data. The peer group companies used for our 2016 compensation assessment consisted of the following fifteen publicly-traded companies:

•	CEVA, Inc.	•	InterDigital, Inc.	•	RPX Corporation
•	Digimarc Corporation	•	Marathon Patent Group, Inc.	•	Tessera Technologies Inc.
•	Epiq Systems, Inc.	•	Pendrell Corporation	•	Theravance Inc.
•	Exponent Inc.	•	Rambus Inc.	•	VirnetX Holding Corp
•	Immersion Corporation	•	Rovi Corporation	•	Wi-Lan Inc.

The Compensation Committee assessed the independence of Pearl Meyer, taking into consideration the following factors: (a) the provision of other services to us by Pearl Meyer; (b) the amount of fees received from us by Pearl Meyer, as a percentage of the total revenue of Pearl Meyer; (c) the policies and procedures of Pearl Meyer that are designed to prevent conflicts of interest; (d) any business or personal relationship of the compensation consultants with a member of the

Compensation Committee; (e) any stock of our company owned by the compensation consultants; and (f) any business or personal relationship of the compensation consultants or Pearl Meyer with an executive officer of our company. The Compensation Committee determined, based on its analysis of the above factors, that Pearl Meyer’s services have not created any conflict of interest, and the Compensation Committee was satisfied with the independence of Pearl Meyer. In addition, our Compensation Committee has the authority to direct, terminate or continue the services of Pearl Meyer.
Our management discussed the feedback from our stockholders regarding our executive compensation programs and reviewed current peer group practices in executive compensation with the Compensation Committee and Pearl Meyer in connection with the Compensation Committee's decisions about our 2016 executive compensation program. The Compensation Committee and the Board had extensive discussions with our management about the 2015 Say-on-Pay vote results and stockholder feedback relating to executive compensation sentiment. With a desire to align our executive compensation plan with the perspectives held by our stockholders, the Compensation Committee engaged in routine discussions with its independent compensation consultant outside the presence of our management. The Compensation Committee took key measures to address stockholder concerns, and create a compensation program with more specific quantitative measurements of the performance of our named executive officers that are closely aligned with the overall performance of our company. Following the rigorous review conducted by the Board, the Compensation Committee, Pearl Meyer, and our management, the Board followed the recommendations of the Compensation Committee and adopted a comprehensive new and objective executive compensation program for 2016 focused on aligning executive compensation with company performance.
Overview and Objectives of Our Executive Compensation Programs. Our compensation policies for executive officers seek to align our executive officer’s interests and motivations with those of our stockholders by rewarding both short and long-term objectives. The Compensation Committee believes that compensation of executive officers should be linked to objectives that can be expected to increase stockholder value. Overall compensation of our executive officers should provide a competitive level of total compensation that enables us to attract, retain and incentivize highly qualified executive officers with the background and experience necessary to lead the company and achieve its business goals. For our business, we rely on qualified, highly skilled and talented executives who have experience in the legal, intellectual property licensing and enforcement, and other technology-related industries needed to execute our business model and achieve our business objectives.  Thus, our compensation program is patterned in a manner similar to companies in these industries in order to attract and retain talented executives who may have other opportunities in these industry areas.
2016 Compensation Elements. Our compensation program for the 2016 fiscal year had five primary components, two of which were significantly changed from the corresponding element in 2015 to better align the compensation of our named executive officers with company performance:

•	Base Salary. We evaluated base salaries against an independently determined peer group with a goal of normalizing towards the mean of the peer group.

•	Annual Incentive Compensation. This component contains the following sub elements:

•	Target Award: The target award levels for each participant were based upon a percentage of the participant’s base salary set by the Board.

•	Performance Metrics: The performance metrics were weighted as follows: 50% based on a set revenue goal and 50% based on a set operating income goal.

•
Targeted Metric Payouts: 90% of target performance resulted in a 50% award payment and 150% of target performance resulted in a maximum 200% award payment. We did not make any bonus payments for target performance below the 90% level. Award payments were interpolated for actual performance between percentages set forth above.

•
Payment Modifier: Any award payment was subject to adjustment at year end by up to 15% by the Compensation Committee in its discretion based on supplemental performance measures applicable to a participant.

•	Payment Period: Award payments were made on a quarterly basis, but we held back 25% of each participant’s quarterly award payment until year end to ensure the alignment of payments with annual goals.

•	Equity Compensation. This component contains the following sub elements:

•	25% of the value of an equity award pool consisted of stock options with an exercise price equal to fair market value of our common stock on the date of grant.

•	50% of the value of the equity award pool consisted of stock options granted with an exercise price that is at least 25% above the fair market value of our common stock on the date of grant.

•
25% of the value of the equity award consisted of performance shares that vest at the end of two years based on a two-year cash flow goal. At least 90% of target performance must be achieved before any shares vest. Achievement of 90% of target performance results in payout of 50% of target performance shares. Payout is capped at 200% of target performance shares if 150% of target performance is achieved.

•
Severance Benefits. We provide our executive officers with severance and change of control arrangements in order to mitigate some of the risk that exists for those executive officers. Our severance and change of control arrangements are intended to attract and retain qualified executives who have alternatives that may appear to them to be less risky absent these arrangements.

•
Employee Benefits and Perquisites. Our executive officers participate in employee benefits that are provided to all of our employees generally, including medical, dental, vision, life, and disability insurance, to the same extent made available to other employees, subject to applicable law.

Role of Compensation Committee, Management and Compensation Consultants. The Compensation Committee, our compensation consultant, and management all participate in the process of setting executive compensation. The Compensation Committee has the primary responsibility for reviewing, approving and determining the compensation of the named executive officers. In making its determinations, the Compensation Committee receives information and advice from Pearl Meyer, our independent compensation consultant, and from management. Once the Compensation Committee develops a recommendation, it presents the recommendation to the full Board for approval. Our named executive officers are also involved in the process of reviewing executive compensation. Our named executive officers review and comment on compensation data and review and recommend to the Compensation Committee performance goals and objectives related to performance based compensation. However, our named executive officers are not present during, and do not otherwise participate in, any voting or deliberations on their compensation.
Tax Deductibility of Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, imposes a $1.0 million limit on the amount that a public company may deduct for total compensation paid (including salaries, bonus and equity-based awards) to its chief executive officer or any of the company’s four other most highly compensated executive officers who are employed as of the end of the year. This limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance-based” compensation, which is compensation paid only if the individual’s performance meets pre-established objective goals based on performance criteria approved by the stockholders. Prior to 2010, the total compensation earned by our executive officers was always less than $1.0 million and, consequently, the limitations imposed by Section 162(m) were not a factor. Although, certain of our named executive officers earned total non-"qualifying performance-based" compensation in excess of $1.0 million in 2016, the Compensation Committee did not modify the basic method of determining executive compensation. Generally, while we seek to maximize the deduction for compensation paid to our named executive officers, because we compensate our named executive officers in a manner designed to promote our varying corporate goals, the Compensation Committee has not adopted a policy requiring all compensation to be deductible. Consequently, we may not be able to deduct for federal income tax purposes certain compensation earned by our named executive officers in 2016 in excess of $1.0 million each.
Base Salary
We pay base salaries to reward our named executive officers for performing the core responsibilities of their positions and to provide them with a level of security with respect to a portion of their compensation. The base salaries of all of our named executive officers are approved by the Compensation Committee, and are competitive with other companies in our industry. The primary quantitative factors considered by the Compensation Committee in establishing or adjusting base salaries are:

•	individual performance goals, overall company performance and the extent to which achievement of those goals impacted company performance;

•	company performance is measured by revenue on a quarterly basis as compared with the prior year, as well as any improvement in gross margin on a quarterly basis as compared with the prior year;

•	individual performance is measured in part by company performance and the percentage by which quarterly revenues increased or decreased as compared with the prior year;

•	executive compensation levels at peer group companies and other similar companies.
The primary qualitative factors considered by the Compensation Committee in establishing or adjusting base salaries are:

•	experience, position criticality and overall responsibility of the named executive officer including specific subject matter and personnel;

•	review of the executive’s compensation relative to others for establishing internal equity among positions; and

•	changes in the named executive officer’s duties and responsibilities.

In making salary decisions for 2016, the Compensation Committee exercised its discretion and judgment based on the above factors. For the qualitative factors, no one specific formula was applied to determine the weight of each of the factors in determining base salary. Rather, the Compensation Committee used the qualitative factors along with the quantitative factors to provide an evaluation of each named executive officer’s performance taking into account the executive’s current salary compensation and using this evaluation to determine whether any adjustment in base salary is warranted. During 2016, the Compensation Committee felt it was in the best interest of our company and its stockholders to leave the base salaries of the named executive officers other than Mr. Key and Mr. Treska unchanged and defer any raise or adjustment until future evaluation periods. The Compensation Committee increased the base salary of Mr. Key to reflect his new position and associated responsibilities, and increased the base salary of Mr. Treska due to his expanded role following the departure of Mr. Vella. In addition, any changes contemplated to base salaries will first be compared against our peer group data with the goal of normalizing any changes against the median of the corresponding peer group.
At the end of fiscal year 2016, the base salaries of our named executive officers were:

Name of Executive	Position	Base Salary
Marvin Key	Interim Chief Executive Officer	$420,000
Clayton J. Haynes	Chief Financial Officer, Senior Vice President of Finance and Treasurer	$393,978
Edward J. Treska	Senior Vice President, General Counsel and Secretary	$420,000
Robert L. Harris, II (1)	Former Executive Chairman	$562,826
(1) Mr. Harris resigned as our Executive Chairman effective February 29, 2016.

Annual Incentive Compensation

On February 23, 2016, the Board, upon the recommendation of the Compensation Committee, approved a new incentive award program for our executive officers, including our named executive officers. The new incentive award program replaced our previous cash award program and addresses our stockholders’ concerns that executive compensation be more closely aligned with company performance. In the new incentive award program the Board sets a target award for each executive officer, which equals a percentage of the executive’s base salary. We measured performance against revenue and operating income goals, and equal weight is given to both performance metrics. We selected revenue and operating income metrics as these are the financial measures used by management and the Board for internal financial and operational decision making purposes and as a means to evaluate period-to-period performance and results of operations for our core business.  We also believe that these measures are closely aligned with the short term and long-term interests of stockholders, as well as overall stockholder value creation, and are sufficiently correlated with corporate goals and strategies.
Under our incentive award program, if an executive officer meets 90% of the target performance, the resulting payout will be only a 50% bonus payment. If an executive officer performs below 90% of the target performance, he will forfeit any award payment. If an executive officer reaches as much as 150% of the targeted performance, the award payment will be capped at 200%. The Board and Compensation Committee believe that this payout method motivates our executive officers to reach 100% of the target performance goals at a minimum, and provides them with appropriate incentive to exceed those goals.
In addition to the performance metrics listed above, the Compensation Committee measures executive officers’ performance by supplemental measures which are applicable to each executive officer’s specific duties and role with the company. The Compensation Committee has adopted a payment modifier that allows the Compensation Committee to adjust an award payment up to 15% based on these specific supplemental performance measures.
The Compensation Committee determined that award payments should continue to be paid on a quarterly basis in 2016 with the additional caveat that 25% of each executive officer’s quarterly award payment will be restricted until the end of the fiscal year to ensure that quarterly award payments align with annual goals.

The chart below shows the percentage of base salary set by the Board for target award level payout for 2016 performance for our Interim Chief Executive Officer and our other named executive officers:

Name	Percentage of Base Salary
Marvin Key	65%
Clayton Haynes	55%
Edward Treska	55%

In each of April 2016, July 2016, November 2016 and March 2017, the Compensation Committee reviewed the performance of our named executive officers for the first, second, third and fourth quarters of 2016, respectively, against the revenue and operating income metrics established by the Board and the Compensation Committee to determine the amount, if any, of awards payable to our named executive officers for the applicable completed quarter. In accordance with the criteria described above, the Board and the Compensation Committee assessed our financial and operational performance for each quarterly period in 2016. The Compensation Committee also accounted for additional performance objectives achieved by our named executive officers including but not limited to significantly reducing operating costs and increasing operational efficiency. We achieved the most significant trial win in our history in September, 2016, and concluded important licensing transactions from many other patent portfolios, the largest of which we negotiated without the need for litigation. Due to the expanded effort required throughout 2016 and the historical results we achieved, the Compensation Committee exercised its discretion under our incentive award program to increase the amount of awards to our named executive officers by the prescribed amount of 15%. Following each quarterly performance assessment, the Compensation Committee awarded the following cash awards to our named executive officers:

	Fiscal Year 2016
	First Quarter		Second Quarter		Third Quarter		Fourth Quarter
Named Executive Officer	$	%(1)	$	%(1)	$	%(1)	$	%(1)
Marvin Key	$100,471	24%	$136,500	33%	$136,500	33%	$155,198	37%
Clayton J. Haynes	$79,861	20%	$108,500	28%	$108,500	28%	$186,397	47%
Edward J. Treska	$109,939	28%	$136,500	35%	$115,500	28%	$214,046	51%
______________________
(1)     Reflects percentage of Named Executive Officer's base salary.

In addition to the above described bonuses, all of our employees, including each of our named executive officers, received a year-end bonus equal to one week’s salary. Thus, Messrs. Key, Haynes and Treska each received an additional non-discretionary bonus of $8,077, $7,577 and $8,077, respectively, at the end of fiscal year 2016.

Equity Compensation
In addition, our Board of Directors, upon the recommendation of the Compensation Committee, approved a new equity compensation program for our executive officers, including the named executive officers. The new equity compensation program replaced our practice of granting time-based restricted shares and ensures that equity compensation is directly tied to company performance. For each executive officer approximately 50% of the value of their equity award consists of performance-based stock options that are granted at an exercise price that is at least 25% above the fair market value of our common stock on the day the options are granted. This ensures that our executive officers have sufficient incentive to improve our performance quarterly and annually in order to achieve a significant increase in the value of our common stock. If there is no significant increase in the value of our common stock following an annual grant during an executive officer’s employment or during the life of the option, the executive officer will not benefit from as much as 50% of their corresponding annual equity grant.
A portion of the value of each executive officer’s equity award equal to 25% will be comprised of performance shares that vest at the conclusion of a two-year period based on a two-year cash flow goal. If 90% of the target performance is met, then only 50% of this portion of the equity award will vest. Performance share payout is capped at 200% when 150% of target performance is achieved.
The Board of Directors believes that each executive officer should be eligible to receive a base equity award based on each executive officer’s role in the company. Therefore, each executive officer will receive approximately 25% of their equity award in stock options with an exercise price that is equal to fair market value of our company’s common stock on the day the options are granted.
The chart below shows the number of options and performance shares underlying the March 2016 equity awards to our interim Chief Executive Officer and other named executive officers, other than Mr. Harris who resigned as our Executive Chairman effective February 29, 2016:

Name	Number of Fair Market Priced Options	Number of Premium Priced Options	Threshold/Target/Maximum Number of Performance Shares
Marvin Key	84,578	198,527	18,109 / 36,218 / 72,436
Clayton Haynes	79,338	187,938	16,987 / 33,974 / 67,948
Edward Treska	79,338	187,938	16,987 / 33,974 / 67,948
Executive Officer Stock Ownership Guidelines
To further align the interests of our management and stockholders, in February 2016 our board of directors, upon the recommendation of our Compensation Committee, adopted stock ownership guidelines for our executive officers. Under the guidelines, our Chief Executive Officer is required to hold a number of shares of our common stock having a value equal to five times (5x) his annual base salary and our other executive officers are required to hold a number of shares of our common stock having a value equal to two times (2x) their annual base salary.  Our current executive officers have five years from the adoption of these guidelines, and new executive officers have five years from the date of their appointment, to reach the required common stock ownership levels, and our executive officers must hold fifty percent (50%) of the net shares until these guidelines have been met.  For purposes of these stock ownership guidelines, “ownership” of our common stock shall include: (i) shares acquired pursuant to open-market purchases; (ii) shares acquired upon the exercise of stock options; (iii) shares obtained upon the settlement of restricted stock or restricted stock units; and (iv) “in-the-money” vested stock options.
Employee Benefits and Perquisites

The named executive officers participate in our employee benefits programs that are provided to all of our employees, including medical, dental, vision, life, and disability insurance, to the same extent made available to other employees, subject to applicable law. There are no additional benefits or perquisites applicable exclusively to any of the named executive officers.
Severance and Change of Control Payments
We provide our named executive officers with severance and change of control arrangements in order to mitigate some of the risk that exists for the named executive officers. These arrangements are intended to attract and retain qualified executives who have alternatives that may appear to them to be less risky absent these arrangements, and mitigate a potential disincentive for the named executive officers to pursue and execute an acquisition of our company, particularly where the services of these named executive officers may not be required by a potential acquirer.
Employment Agreements
We have entered into employment agreements with each of our named executive officers. We restated the employment agreements with Messrs. Haynes and Treska in September 2015. We did not amend or restate any employment agreements with our named executive officers in 2016 or in 2017 through the date of this Proxy Statement. We do not have any employment agreements or other compensatory plans, contracts or arrangements of any kind with our named executive officers which contain excise tax gross up provisions, guaranteed payment provisions, single trigger change of control provisions, guaranteed escalator provisions, or multi-year terms with auto renewal features. All employment agreements with our named executive officers may be terminated by either party for any reason upon thirty-days advance notice. Upon termination without cause, the named executive officer will be eligible for payment pursuant to our then effective severance plan, if any. The current severance plan is described below under the heading “Potential Payments Upon Termination or Change in Control.” In addition, the named executive officer is eligible for an annual incentive award equal to a percentage of his or her base salary, payable at the discretion of the Compensation Committee. The award is based upon personal performance, overall company performance and other factors as detailed above that the Compensation Committee and, if applicable, the Chief Executive Officer consider. Our employment agreements and severance and change of control arrangements do not provide for the payment of any excise tax gross-up amounts.
We do not have any agreement or arrangement with any named executive officer relating to a change in control of our company other than any provisions for the accelerated vesting of stock awards in their respective stock award agreements and the executive severance policy described below, which we refer to herein as the Executive Severance Policy. The agreements and arrangements are described in greater detail under the section “Potential Payments Upon Termination or Change in Control” below.
Potential Payments Upon Termination or Change in Control
Messrs. Haynes and Treska’s restated employment agreements clarify that they shall each be eligible to receive an eighteen month severance payment, as well as certain benefits, upon termination of such officer’s employment without cause or for good reason. In addition, under our Executive Severance Policy, as amended, full-time employees with the title of Senior Vice President and higher, which we refer to herein as the Officers, are entitled to receive certain benefits upon termination of employment and upon the signing of a full and general release of the company. If we terminate the employment of an employee with the title of Senior Vice President and higher, for other than cause or other than on account of death or disability, we will (i) promptly pay to the employee a lump sum amount equal to the aggregate of (a) accrued obligations (i.e., the Officer’s annual base salary through the date of termination to the extent not theretofore paid and any compensation previously deferred by the Officer (together with any accrued interest or earnings thereon) and any accrued vacation pay, and reimbursable expenses, in each case to the extent not theretofore paid) and (b) three months of the Officer’s base salary for each full year that the Officer was employed by us, which we refer to herein as the Severance Period, up to a maximum of twelve months of the Officer’s base salary and (ii) provide to the Officer, COBRA coverage, paid by us, for the medical and dental benefits selected by the Officer in the year in which the termination occurs, for the duration of the Severance Period.
If we had terminated Messrs. Haynes or Treska without cause on December 31, 2016, each of them would have received a lump sum payment equal to 18 months of their respective base salaries, in addition to the accrued obligations and COBRA coverage described above. The respective base salaries would have been $393,978 for Mr. Haynes and $420,000 for Mr. Treska. If we had terminated Mr. Key without cause on December 31, 2016, Mr. Key would have received a lump sum payment equal to 12 months of his respective base salary, or the amount of $420,000, in addition to the accrued obligations and COBRA coverage described above. There is no acceleration of the vesting of any outstanding equity awards upon termination of employment that would be triggered by any agreement or in accordance with any of the restated employment agreements or the Executive Severance Policy. The named executive officers do not receive severance or other payments in any other circumstances, including death or disability.
Upon a “change in control” or “hostile takeover” (each as defined in our equity compensation plans), all outstanding unvested equity awards will fully vest on the close of the “change in control” or “hostile takeover.” If the closing of a “change in control” had occurred as of December 31, 2016, the following equity awards would have vested with respect to each named executive officer:

	Stock Option Awards		Restricted Stock Awards
Name	Number of Shares	Value($)	Number of Shares	Value($)	Total Value($)
Marvin Key	533,105	$989,544	55,718	$362,167	$1,351,711
Clayton J. Haynes	517,276	$944,301	45,974	$298,831	$1,243,132
Edward J. Treska	1,017,276	$1,319,301	45,974	$298,831	$1,618,132
The determination of the value of the restricted stock that vested on this hypothetical “change in control” is determined by multiplying the shares that vested against the closing sales price of our common stock on the last trading day prior to December 31, 2016. The fair market value of a share of our common stock is assumed to be $6.50 which was the closing price of the stock on December 31, 2016, the last trading day in 2016. We are not required to make any other payments in connection with a “change in control” of our company.
Compensation Committee Interlocks and Insider Participation
The Compensation Committee of the Board currently consists of Messrs. Anderson, de Boom, Frykman and Walsh. During fiscal year 2016, no member of our Compensation Committee was an officer or employee, or a former employee, of our company. During fiscal year 2016, none of our executive officers (i) served as a member of the compensation committee of another entity, one of whose executive officers served on our Compensation Committee, (ii) served as a director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) served as a member of the compensation committee of another entity, one of whose executive officers served as a director of ours.
Compensation Committee Report
We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Submitted by:    William S. Anderson
Fred A. de Boom
Edward W. Frykman
Frank E. Walsh, III

Summary Compensation
The following table sets forth information concerning all cash and non-cash compensation earned for services rendered in all capacities to us during the last fiscal year for our named executive officers.
SUMMARY COMPENSATION TABLE

Name and Principal Position(s)	Year	Salary ($)	Bonus ($)(3)	Stock Awards ($)(1)	Option Awards ($)(1)	Non- Equity Incentive Plan Compen-sation ($)(4)	Non-qualified Deferred Comp-ensation Earnings ($)	All Other Comp- ensation ($)	Total ($)

Marvin Key	2016	417,534	8,077	113,000	948,604	528,669	—	—	2,015,884
Interim Chief Executive Officer	2015	391,317	7,525	388,800	—	—	—	—	787,642
	2014	388,117	7,525	369,630	—	—	—	—	765,272

Clayton J. Haynes	2016	393,978	7,577	105,999	929,502	483,258	—	—	1,920,314
Chief Financial Officer, Sr., Vice President	2015	393,978	7,577	466,560	—	78,795	—	—	946,910
of Finance and Treasurer	2014	390,756	7,577	462,000	—	253,653	—	—	1,113,986

Edward J. Treska	2016	402,846	8,077	105,999	2,164,009	575,985	—	—	3,256,916
Executive Vice President, General Counsel and Secretary	2015	387,681	7,455	466,560	—	129,062	—	—	990,758
	2014	384,510	7,455	462,000	—	261,326	—	—	1,115,291

Robert L. Harris, II(2)	2016	93,333	—	—	—	—	—	—	93,333
Former Executive Chairman	2015	562,826	10,824	777,600	—	84,424	—	—	1,435,674
	2014	558,223	10,824	876,403	—	334,740	—	—	1,780,190
____________________

(1)
Stock awards consist of restricted stock awards. Option awards consists of incentive and non-qualified stock options. Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown represent the aggregate grant date fair value related to restricted stock awards granted to the named executive officers during the years indicated, as determined pursuant to ASC Topic 718, “Compensation - Stock Compensation.” The method used to calculate the aggregate grant date fair value of restricted stock awards is set forth under Notes 2 and 10 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

(2)	Mr. Harris resigned as our Executive Chairman effective February 29, 2016.

(3)	Represents a non-discretionary year-end bonus equal to one week’s salary.

(4)	Represents cash bonus payments made pursuant to our cash incentive compensation program.

Executive Officers

The table below provides information concerning our executive officers as of the date of this Proxy Statement(1).

Name	Age	Positions with the Company
Robert B. Stewart, Jr.	51	President
Clayton J. Haynes	47	Chief Financial Officer, Treasurer and Senior Vice President, Finance
Edward J. Treska	51	Executive Vice President, General Counsel and Secretary
(1)    Marvin Key resigned as Interim Chief Executive Officer on April 19, 2017.
Robert B. Stewart, Jr. joined Acacia Research Corporation in August 1997 as Vice President. In August 2004 Mr. Stewart was appointed our Senior Vice President. On April 19, 2017, Mr. Stewart was appointed our President upon the resignation of Mr. Key. Mr. Stewart received a B.S. degree from the University of Colorado at Boulder.
Clayton J. Haynes joined Acacia Research Corporation in April 2001 as Treasurer and Senior Vice President, Finance. In November 2001, Mr. Haynes was appointed our Chief Financial Officer. From 1992 to March 2001, Mr. Haynes was employed by PricewaterhouseCoopers LLP, ultimately serving as a Manager in the Audit and Business Advisory Services practice. Mr. Haynes received a B.A. degree from the University of California at Los Angeles and is a Certified Public Accountant (Inactive).
Edward J. Treska joined Acacia Research Corporation in April 2004 as Vice President. He was appointed Secretary in March 2007, General Counsel in March 2010 and Senior Vice President in October 2011. On April 19, 2017 Mr. Treska was appointed Executive Vice President upon the resignation of Mr. Key. Prior to joining us, Mr. Treska served as General Counsel, Director of Patents and Licensing for SRS Labs, Inc., a technology licensing company specializing in audio enhancement, between 1996 and 2004. Prior to joining SRS Labs, Mr. Treska practiced law at the intellectual property law firm of Knobbe, Martens, Olson & Bear and prior to law school was a design engineer with the former TRW Space & Technology Group. Mr. Treska is a registered patent attorney who received a B.S. degree in Electrical Engineering from Colorado State University and a J.D. degree from the University of San Diego School of Law.

GRANTS OF PLAN-BASED AWARDS TABLE FOR FISCAL 2016

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (1)	All Other Option Awards: Number of Securities Underlying Options (#) (3)	Exercise or Base Price of Option Awards ($ / Sh)	Grant Date Fair Value of Stock and Option Awards ($) (2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Marvin Key	3/1/2016	—	—	—	—	—	—	36,218	—	—	$113,000
	3/1/2016	—	—	—	—	—	—	—	84,578	3.12	113,538
	3/1/2016	—	—	—	—	—	—	—	198,527	3.90	226,242
	8/1/2016	—	—	—	—	—	—	—	250,000	5.75	608,824

Clayton J. Haynes	3/1/2016	—	—	—	—	—	—	33,974	—	—	$105,999
	3/1/2016	—	—	—	—	—	—	—	79,338	3.12	106,503
	3/1/2016	—	—	—	—	—	—	—	187,938	3.90	214,174
	8/1/2016	—	—	—	—	—	—	—	250,000	5.75	608,825

Robert L. Harris, II(5)		—	—	—	—	—	—	—	—	—	—

Edward J. Treska(4)	3/1/2016	—	—	—	—	—	—	33,974	—	—	$105,999
	3/1/2016	—	—	—	—	—	—	—	79,338	3.12	106,503
	3/1/2016	—	—	—	—	—	—	—	187,938	3.90	214,174
	8/1/2016	—	—	—	—	—	—	—	750,000	5.75	1,843,331
____________________

(1)
We granted restricted stock awards to our named executive officers in 2016 under our 2013 Acacia Research Corporation Stock Incentive Plan, or the 2013 Plan. Restricted stock awards with performance-based vesting conditions will vest on December 31, 2017 if we achieve specified cash flow performance targets for the period between January 1, 2016 and December 31, 2017.

(2)
The fair value of restricted stock awards is determined by the product obtained by multiplying the number of shares granted by the grant date market price of the underlying common stock. The fair value of stock option awards is determined by the product obtained by multiplying the number of stock options granted by the estimated grant date fair value of the stock option award on the grant date based on the Black-Scholes pricing model. Regardless of the value placed on restricted stock awards and stock options on the grant date, the actual value of the awards will depend on the market value of our common stock on such date in the future when the restricted stock award vests, or the stock option award is exercised.

(3)
We granted stock options to our named executive officers under our 2013 Plan and our 2016 Acacia Research Corporation Stock Incentive Plan. One-sixth of the shares vest every six months for a three-year period except as noted in footnote (4) below.

(4)	The stock options granted to Mr. Treska on August 1, 2016 vest in equal installments of 25% upon achievement of certain stock price targets that hold a 30-day average.

(5)	Mr. Harris resigned as our Executive Chairman effective February 29, 2016.

2016 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information, with respect to the named executive officers, concerning the outstanding equity awards of our common stock at the end of fiscal year 2016.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expira-tion Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)	Date
Name	Exercisable	Unexercisable								Grant	Fully Vested(1)
Marvin Key	—	—	—	—	—	4,500	29,250	—	—	2/10/2014	5/20/2017
	—	—	—	—	—	15,000	97,500	—	—	2/10/2015	5/20/2018
	—	—	—	—	—	36,218	235,417	—	—	6/12/2013	12/31/2017
	28,192	56,386	—	3.12	3/1/2023			—	—	3/1/2016	11/20/2018
	66,175	132,352	—	3.90	3/1/2023			—	—	3/1/2016	11/20/2018
	41,666	208,334	—	5.75	8/1/2023			—	—	8/1/2016	5/20/2019
Clayton J. Haynes	—	—	—	—	—	12,000	78,000	—	—	2/10/2015	11/20/2017
	—	—	—	—	—	33,974	220,831	—	—	3/1/2016	12/31/2017
	26,446	52,892	—	3.12	3/1/2023		—	—	—	3/1/2016	11/20/2018
	62,646	125,292	—	3.90	3/1/2023		—	—	—	3/1/2016	11/20/2018
	41,666	208,334	—	5.75	8/1/2023		—	—	—	8/1/2016	5/20/2019
Edward J. Treska(3)	—	—	—	—	—	12,000	78,000	—	—	2/10/2015	11/20/2017
	—	—	—	—	—	33,974	220,831	—	—	3/1/2016	12/3/2017
	—	—	—	—	—	—	—	—	—	6/12/2013	5/20/2016
	26,446	52,892	—	3.12	3/1/2023		—	—	—	3/1/2016	11/20/2018
	62,646	125,292	—	3.90	3/1/2023					3/1/2016	11/20/2018
	187,500	562,500		5.75	8/1/2023					8/1/2016	'(3)
____________________

(1)	Fully vested date assuming continued employment through the final vest date.

(2)
The fair market value of a share of our common stock is assumed to be $6.50, which was the closing price of our common stock on the Nasdaq Global Select Market on December 31, 2016, the last trading day of 2016.

(3)	The stock options granted to Mr. Treska on August 1, 2016 vest in equal installments of 25% upon our achievement of certain stock price targets that hold a 30-day average.

2016 OPTION EXERCISES AND STOCK VESTED

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Marvin Key	—	—	$—	21,333	$120,808
Clayton J. Haynes	—		—	25,000	$141,290
Robert L. Harris, II(1)	—		—	—	$—
Edward J. Treska	—		—	25,000	$141,290

(1)	Mr. Harris resigned as our Executive Chairman effective February 29, 2016.

Certain Relationships and Related Transactions
We do not have a formal policy for review, approval or ratification of related party transactions required to be reported in this Proxy Statement. However, we have adopted a corporate Code of Conduct which applies to all of our employees, officers, and directors and a Board of Directors Code of Conduct which applies only to our directors. Each Code of Conduct provides obligations and prohibitions on any related party transactions which cause our employees, officers or directors to face a choice between what is in their personal interest and what is in our interest. The corporate Code of Conduct requires conflicts of interest which result from investments in companies doing business with us or in one of our competitors to be disclosed to our General Counsel and approved by our Board. The corporate Code of Conduct requires employees, officers, and directors that are conducting our business with family members to disclose such transactions to our General Counsel. Such transactions are generally prohibited unless approved by the Board. The Board of Directors Code of Conduct provides further obligations for director conflicts of interest. The Board of Directors Code of Conduct requires directors to disclose material conflicts of interest to our General Counsel. Our General Counsel must notify the Board, and the disinterested Board members must determine whether the situation represents a material conflict of interest. If the Board determines there is a material conflict of interest, the Board must determine the appropriate manner to address the conflict and may prohibit the interested director from approving the transaction, have the transaction approved by our Audit Committee, or have the transaction approved by another disinterested body of the Board.
We review the questionnaires completed by our directors and executive officers annually. If any related party transactions are reported, management reviews the transactions and consults with the Board. Since January 1, 2016, there has not been any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and in which any director, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than the arrangement we entered into with Second Southern Corp. ("Second Southern"), a company wholly owned by Mr. Graziadio and which he serves as President, in August 2016, pursuant to which we made a one-time payment of $250,000 to Second Southern, as reimbursement for costs and expenses incurred by Second Southern in providing resources (including personnel, facilities and supplies) used by Mr. Graziadio in connection with his previous duties as a member of our Office of the Chairman from December 2015 through July 2016. Under this arrangement going forward, Second Southern will continue to provide such resources in connection with Mr. Graziadio's performance of his duties as Executive Chairman. For these continued services, we have agreed to pay Second Southern $250,000 per year (payable on a quarterly basis) to reimburse Second Southern for its expected costs and expenses incurred which amount will be subject to adjustment in the event that Second Southern's actual costs and expenses incurred in providing such resources are materially different from the current estimate.
Indemnification Agreements with Directors and Officers. In addition to the indemnification provisions contained in our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, each as amended to date, we have entered into separate indemnification agreements with each of our directors and officers. These agreements require us, among other things, to indemnify each such director or officer against expenses (including attorneys’ fees), damages, judgments, fines, penalties and settlements paid by such individual in connection with any action, suit or proceeding arising out of such individual’s status or service as our director or officer (other than liabilities with respect to which such individual receives payment from another source, arising in connection with certain final legal judgments, arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest, or which we are prohibited by applicable law from paying) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by us.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. We believe that, based on the written representations of our directors and officers, and the copies of reports filed with the SEC during the fiscal year ended December 31, 2016, our directors, officers and holders of more than 10% of our common stock complied with the requirements of Section 16(a).
Form 10-K
On March 10, 2017, we filed with the SEC an Annual Report on Form 10-K for the fiscal year ending December 31, 2016. A copy of our Annual Report on Form 10-K has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

Householding
We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of this Notice of Annual Meeting and Proxy Statement and our Annual Report on Form 10-K, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Stockholders who participate in householding will continue to receive separate proxy cards.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at (949) 480-8300 or write to him at Acacia Research Corporation, 520 Newport Center Drive, Newport Beach, California 92660.
If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Upon your written or oral request, we will promptly deliver you a separate copy of this Notice of Annual Meeting and Proxy Statement and accompanying documents.
If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.
Stockholder Proposals for the 2018 Annual Meeting
Under Rule 14a-8 of the Exchange Act, any stockholder desiring to include a proposal in our Proxy Statement with respect to the 2018 Annual Meeting should arrange for such proposal to be delivered to us at our principal place of business (520 Newport Center Drive, Newport Beach, California 92660) no later than December 29, 2017, in order to be considered for inclusion in our Proxy Statement relating to such annual meeting. Matters pertaining to such proposals, including the number and length thereof, and the eligibility of persons entitled to have such proposals included, are regulated by Rule 14a-8 of the Exchange Act, the rules and regulations of the SEC and other laws and regulations to which interested persons should refer.
In order for a stockholder proposal not intended to be subject to Rule 14a-8 (and thus not subject to inclusion in our Proxy Statement) to be considered “timely” within the meaning of Rule 14a-4 under the Exchange Act, and pursuant to our Amended and Restated Bylaws, notice of any such stockholder proposals must be delivered to our Secretary in writing at our principal place of business not less than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the 2017 Annual Meeting, after which a proposal is untimely. In the event that the date of the 2018 Annual Meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the 2018 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2018 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2018 Annual Meeting is first made by us. A stockholder’s notice to the Secretary must set forth for each matter proposed to be brought before the annual meeting (a) a brief description of the matter the stockholder proposes to bring before the meeting and the reasons for conducting such business at the meeting, (b) the name and address of the stockholder proposing such business, (c) the number of shares of our common stock which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.

May 1, 2017                        By Order of the Board of Directors,

    Edward J. Treska
    Secretary

ACACIA RESEARCH CORPORATION

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IMPORTANT ANNUAL MEETING INFORMATION

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 2:00 p.m., Pacific Time, June 6, 2017.

Vote by Internet

- Go to **www.investorvote.com/ACTG**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – The Board of Directors recommends a vote FOR the nominees listed below, FOR Proposals 2, 3, and 5, and a vote of "Every Year" on Proposal 4.

	For	Against	Abstain		For	Against	Abstain
01 - William S. Anderson	☐	☐	☐	02 - Edward W. Frykman	☐	☐	☐

	Every Year	Every 2 Yrs	Every 3 Yrs	Abstain
4. Selection, by advisory vote, of the frequency of a vote on the compensation of our named executive officers.	☐	☐	☐	☐

	For	Against	Abstain
5. To approve our Tax Benefits Preservation Plan.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign exactly as your name is printed. Each joint tenant should sign. Executors, administrators, trustees, and guarantors should give full titles when signing. Corporations and partnerships should sign in full corporate or partnership name by authorized person. Please mark, sign, date and return your Proxy promptly in the enclosed envelope, which requires no postage if marked in the United States.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — ACACIA RESEARCH CORPORATION

Annual Meeting of Stockholders June 6, 2017

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement and appoints Clayton J. Haynes and Edward J. Treska and each of them, the Proxy of the undersigned, with full power of substitution and revocation, to vote all shares of Common Stock held of record by the undersigned on April 10, 2017 either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of Acacia Research Corporation (the "Company") to be held June 6, 2017, or at any postponements or adjournments thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

THIS PROXY, WHEN PROPERLY SIGNED, DATED AND RETURNED, WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED **FOR** THE ELECTION OF THE DIRECTOR NOMINEES, **FOR** PROPOSALS 2, 3, AND 5, AND WILL BE COUNTED AS A VOTE FOR "EVERY YEAR" FOR PROPOSAL 4.

(See reverse side)